UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2024

THE ONE GROUP HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37379	14-1961545
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1624 Market Street, Suite 311

Denver, Colorado 80202

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (646) 624-2400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	STKS	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 2, 2024, The ONE Group Hospitality, Inc. (the “Company”) granted to each of Emanuel Hilario, President and Chief Executive Officer of the Company, Jonathan Segal, Executive Chairman of the Company, and Tyler Loy, Chief Financial Officer of the Company, options to purchase 81,616 shares, 16,446 shares and 14,209 shares, respectively, of the Company’s common stock under the Company’s 2019 Equity Incentive Plan (the “Plan”). These options represent a portion of each person’s annual performance-based compensation earned with respect to the completion of certain financial and non-financial targets for 2023. Approximately 50 of the Company’s employees participate in this program. The options have an exercise price of $5.73 per share, equal to the closing price of the Company’s common stock on the date of grant, vest on the first anniversary of the date of grant and have a ten-year term. The options are the first option grants made under the Plan and no form of Stock Option Grant Notice under the Plan was filed previously.

In addition, on April 2, 2024, the Company granted to each of Emanuel Hilario, President and Chief Executive Officer of the Company, Jonathan Segal, Executive Chairman of the Company, and Tyler Loy, Chief Financial Officer of the Company, performance-based restricted stock units (“RSUs”) of 61,082 shares, 22,905 shares and 14,179 shares, respectively, of the Company’s common stock under the Plan. These RSUs represent grants under the Company’s long-term incentive program, established to retain employees of the Company over a certain period. Approximately 30 of the Company’s employees participate in this program. The performance-based RSUs may be earned at any time prior to the third anniversary of the grant date based on attaining a 15% year-over-year increase in compounded annual growth rate in the volume-weighted average price of the Company's stock.

The above summary is qualified by reference to Form of Stock Option Grant Notice filed as an exhibit to this report and the text of which is incorporated herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Stock Option Grant Notice (2019 Equity Incentive Plan)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 4, 2024	THE ONE GROUP HOSPITALITY, INC.

	By:	/s/ Tyler Loy
	Name:	Tyler Loy
	Title:	Chief Financial Officer